UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
          DATE OF REPORT (DATE OF EARLIEST REPORTED): OCTOBER 20, 2004




                             URBANALIEN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          NEVADA                      000-49816             88-0503197
          ------                      ---------             ----------

(State or other jurisdiction        (Commission            (I.R.S. employer
   of incorporation)                File Number)          identification number)


             5180 ORBITOR DR., MISSISSAUGA, ONTARIO, CANADA L4W 5L9
               (Address of principal executive offices) (Zip code)



                                 (905) 629-6677
               Registrant's telephone number, including area code



                                      NONE
                  (Former Address If Changed since Last Report)







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ITEM 8.01                  OTHER EVENTS

Effective October 20, 2004, the company's Board of Directors approved a reverse split of one share for every seventeen shares, thus reducing the 56,022,500 shares issued and outstanding to 3,295,441.




ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS

          Exhibits

         (99.1) Resolution of the Board of Directors authorizing a one for seventeen reverse split of all issued and outstanding shares.








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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Urbanalien Corporation
                                                     (Registrant)


Dated: September 22, 2004                            BY:  /S/ PETER VERBEEK
                                                     ----------------------
                                                     Peter Verbeek, President























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